       Filed with the Securities and Exchange Commission on June 1, 2009
                                                     Registration No. 333-71834
                                            Investment Company Act No. 811-5438
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 39
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               Amendment No. 180

      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                          (Exact Name of Registrant)

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                              (Name of Depositor)

                ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
             (Address of Depositor's Principal Executive Offices)

                                (203) 926-1888
                        (Depositor's Telephone Number)

                    JOSEPH D. EMANUEL, CHIEF LEGAL OFFICER
                One Corporate Drive, Shelton, Connecticut 06484
              (Name and Address of Agent for Service of Process)

                                   Copy To:

                         C. CHRISTOPHER SPRAGUE, ESQ.
                     VICE PRESIDENT AND CORPORATE COUNSEL
        One Corporate Drive, Shelton, Connecticut 06484 (203) 402-1233

          Approximate Date of Proposed Sale to the Public: Continuous

It is proposed that this filing become effective: (check appropriate space)

    [_]immediately upon filing pursuant to paragraph (b) of Rule 485

    [_]on ________ pursuant to paragraph (b) of Rule 485

    [X]60 days after filing pursuant to paragraph (a) (i) of Rule 485

    [_]on ________ pursuant to paragraph (a) (i) of Rule 485

    [_]75 days after filing pursuant to paragraph (a) (ii) of Rule 485

    [_]on ________ pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:

    [_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of Securities Being Registered:
   Units of interest in Separate Accounts under variable annuity contracts.

================================================================================
ASXT-SIX

                                     Note:

Registrant is filing this Post-Effective Amendment No. 39 to Registration Statement No. 333-71834 for the purpose of including in the Registration Statement Prospectus Supplements. The Prospectuses, Statement of Additional Information and Part C that were filed as part of Post-Effective Amendment
No. 38 filed with the SEC on April 17, 2009, as supplemented, are hereby incorporated by reference. Other than as set forth herein, this Post-Effective Amendment does not amend or delete any other part of this Registration Statement. Current financial statements will be included in the subsequent 485(b) filing.

                Prudential Annuities Life Assurance Corporation

                Advanced Series Advisor Plan/SM/ III (ASAP III)
                     Advanced Series APEX/SM/ II (APEX II)
                   Advanced Series XTra Credit SIX/SM/ (XT6)
                   Advanced Series Lifevest/SM/ II (ASL II)

                       Supplement dated August ___, 2009
                                      To
                         Prospectus dated May 1, 2009

This supplement should be read and retained with the prospectus for your Annuity. If you would like another copy of the prospectus, please call us at 1-888-PRU-2888.

This supplement describes two new lifetime withdrawal benefits called Highest Daily Lifetime/SM/ 6 Plus and Spousal Highest Daily Lifetime/SM/ 6 Plus. Each of these benefits is an optional benefit available under any of the above-referenced Annuities. The optional benefits described in this supplement are only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions.

    A. We include the following new entries in the "GLOSSARY OF TERMS" section of the prospectus:

Highest Daily Lifetime/SM/ 6 Plus Income Benefit: An optional living benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the Lifetime Withdrawals are calculated. Starting in August 2009, we began offering Highest Daily Lifetime 6 Plus in lieu of Highest Daily Lifetime 7 Plus (and Highest Daily Lifetime Seven in states where Highest Daily Lifetime 7 Plus was not approved) wherever we have received the required State and selling firm approvals.

Spousal Highest Daily Lifetime/SM/ 6 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. This benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the Lifetime Withdrawals are calculated. Starting in August 2009, we began offering Spousal Highest Daily Lifetime 6 Plus in lieu of Spousal Highest Daily Lifetime 7 Plus (and Spousal Highest Daily Lifetime Seven in states where Spousal Highest Daily Lifetime 7 Plus was not approved) wherever we have received the required State and selling firm approvals.

B. We revise the section entitled "Your Optional Benefit Fees and Charges" to add the following line items that set forth the fee for each of Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime 6 Plus:

                                YOUR OPTIONAL BENEFIT FEES AND CHARGES/1/

                                    OPTIONAL
                                  BENEFIT FEE/
                                     CHARGE
                               (as a percentage of
                                 Sub-account net      TOTAL          TOTAL        TOTAL         TOTAL
                                 assets, unless       ANNUAL        ANNUAL        ANNUAL        ANNUAL
                                    otherwise       CHARGE/2/      CHARGE/2/    CHARGE/2/      CHARGE/2/
OPTIONAL BENEFIT                   indicated)      for ASAP III   for APEX II   for ASL II     for XT6
----------------               ------------------- ------------- ------------- ------------- -------------
HIGHEST DAILY LIFETIME 6 PLUS

Maximum Charge /3/              1.50% greater of   1.25% + 1.50% 1.65% + 1.50% 1.65% + 1.50% 1.65% + 1.50%
                                 Account Value      greater of    greater of    greater of    greater of
                                    and PWV        Account Value Account Value Account Value Account Value
                                                      and PWV       and PWV       and PWV       and PWV

Current Charge                  0.85% greater of   1.25% + 0.85% 1.65% + 0.85% 1.65% + 0.85% 1.65% + 0.85%
                                 Account Value      greater of    greater of    greater of    greater of
                                    and PWV        Account Value Account Value Account Value Account Value
                                                      and PWV       and PWV       and PWV       and PWV
HIGHEST DAILY LIFETIME 6 PLUS
WITH LIFETIME INCOME
ACCELERATOR (LIA)

Maximum Charge /3/              2.00% greater of   1.25% + 2.00% 1.65% + 2.00% 1.65% + 2.00% 1.65% + 2.00%
                                 Account Value      greater of    greater of    greater of    greater of
                                    and PWV        Account Value Account Value Account Value Account Value
                                                      and PWV       and PWV       and PWV       and PWV

Current Charge                  1.20% greater of   1.25% + 1.20% 1.65% + 1.20% 1.65% + 1.20% 1.65% + 1.20%
                                 Account Value      greater of    greater of    greater of    greater of
                                    and PWV        Account Value Account Value Account Value Account Value
                                                      and PWV       and PWV       and PWV       and PWV

SPOUSAL HIGHEST DAILY
LIFETIME 6 PLUS

Maximum Charge /3/              1.50% greater of   1.25% + 1.50% 1.65% + 1.50% 1.65% + 1.50% 1.65% + 1.50%
                                 Account Value      greater of    greater of    greater of    greater of
                                    and PWV        Account Value Account Value Account Value Account Value
                                                      and PWV       and PWV       and PWV       and PWV

Current Charge                  0.95% greater of   1.25% + 0.95% 1.65% + 0.95% 1.65% + 0.95% 1.65% + 0.95%
                                 Account Value      greater of    greater of    greater of    greater of
                                    and PWV        Account Value Account Value Account Value Account Value
                                                      and PWV       and PWV       and PWV       and PWV

HOW CHARGE IS DETERMINED

1) Highest Daily Lifetime 6 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For ASAP III, 0.85% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.85% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.85% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years.

   Highest Daily Lifetime 6 Plus with LIA. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For ASAP III, 1.20% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 1.20% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 1.20% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years.

   Spousal Highest Daily Lifetime 6 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For ASAP III, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years.

2) The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be higher to include the charge for each optional benefit. With respect to each of Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with LIA, and Spousal Highest Daily Lifetime 6 Plus, one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.

3) We reserve the right to increase the charge up to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit (see the descriptions of the benefits below for details).

C. Revised Expense Examples

We include revised expense examples, as follows:

                               EXPENSE EXAMPLES

These examples are intended to help you compare the cost of investing in one of our Annuities with the cost of investing in other annuities we offer and/or variable annuities issued by other insurance companies.

Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment had a 5% return each year.

The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":

   .   Insurance Charge

   .   Distribution Charge (if applicable)

   .   Contingent Deferred Sales Charge (when and if applicable)

   .   Annual Maintenance Fee

   .   The maximum combination of optional benefit charges

The examples also assume the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total annual operating expenses for 2008, and those expenses remain the same each year*

   . For each charge, we deduct the maximum charge rather than the current charge

   .   You make no withdrawals of Account Value

   .   You make no transfers, or other transactions for which we charge a fee

   .   No tax charge applies

   . You elect the Highest Daily Lifetime 6 Plus with Combination 5% Roll-up and HAV Death Benefit (which are the maximum combination of optional benefit charges)

   . For the XT6 example, no Purchase Payment Credit is granted under the Annuity

   .   For the APEX II and ASAP III examples, no Loyalty Credit applies

Amounts shown in the examples are rounded to the nearest dollar.

* Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

Expense Examples are provided as follows: To be filed by Amendment

D. The "Summary - Options for Guaranteed Lifetime Withdrawals" section is revised, in pertinent part, as follows:

These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:

   .   Highest Daily Lifetime 6 Plus

   .   Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator ("LIA")

   .   Spousal Highest Daily Lifetime 6 Plus

   .   Highest Daily Lifetime 7 Plus*

   .   Spousal Highest Daily Lifetime 7 Plus*

   .   Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator*

   .   Highest Daily Lifetime 7 Plus with Beneficiary Income Option*

   .   Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option*

   .   Highest Daily Lifetime Seven*

   .   Spousal Highest Daily Lifetime Seven*

   .   Highest Daily Lifetime Seven with Lifetime Income Accelerator*

   .   Highest Daily Lifetime Seven with Beneficiary Income Option*

   .   Spousal Highest Daily Lifetime Seven with Beneficiary Income Option*

* No longer available for new elections in a given state once Highest Daily Lifetime 6 Plus is approved in that State. Please note that Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus do not have Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus with Beneficiary Income Option versions available.

E. "What Are The Investment Objectives and Policies of The Portfolios?" (pages 24 - 27 of prospectus)

In this section, we revise the Group I Table to add Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with LIA, and Spousal Highest Daily Lifetime 6 Plus to the first list of optional lifetime withdrawal benefits. We revise the table entitled "Allowable Benefit Allocations" to reflect that the AST UBS Dynamic Alpha Portfolio is not a Group I "Allowable Benefit Allocation" with any of Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with LIA, or Spousal Highest Daily Lifetime 6 Plus. In addition, we revise the Group II Table to add Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with LIA, and Spousal Highest Daily Lifetime 6 Plus to the list of optional lifetime withdrawal benefits that may participate in the Optional Allocation & Rebalancing Program. You may invest in the AST UBS Dynamic Alpha Portfolio if you choose to use the Optional Allocation and Rebalancing Program.

F. Highest Daily Lifetime 6 Plus/SM/ Income Benefit

We add the following to the section entitled "Living Benefits."

HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (HD 6 Plus)/SM/ Highest Daily Lifetime 6 Plus is offered as a replacement to Highest Daily Lifetime 7 Plus in those jurisdictions where we have received regulatory approval. Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" in the prospectus for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Plus 40 life insurance rider or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section in the prospectus.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Highest Daily Lifetime 6 Plus also provides for a Death Benefit equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero. In that scenario, no further amount, including the Death Benefit described below, would be payable under the Highest Daily Lifetime 6 Plus benefit.

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2) the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1) the Periodic Value described above or,

(2) the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

     (a) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated Credits) made on that day;

     (b) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated Credits) made within one year following the effective date of the benefit; and

     (c) all purchase payments (including any associated Credits) made after one year following the effective date of the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated Credits) and reduced for subsequent Lifetime Withdrawals (see below).

Key Feature - Annual Income Amount under the Highest Daily Lifetime 6 Plus
Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 -79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
(i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment (including any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 -79 and 6% for ages 80 and older/./) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 -79/,/ and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

   .   The Issue Date is December 1, 2008

   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal......................... $118,000.00
Less amount of "non" excess withdrawal........................... $  3,500.00
Account Value immediately before excess withdrawal of $1,500..... $114,500.00
Excess withdrawal amount......................................... $  1,500.00
Divided by Account Value immediately before excess withdrawal.... $114,500.00
Ratio............................................................        1.31%
Annual Income Amount............................................. $  6,000.00
Less ratio of 1.31%.............................................. $     78.60
Annual Income Amount for future Annuity Years.................... $  5,921.40

Example of highest daily auto step-up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                                         Highest Daily Value
                                                           (adjusted with          Adjusted Annual
                                                       withdrawal and purchase Income Amount (5% of the
Date*                                    Account value       payments)**         Highest Daily Value)
-----                                    ------------- ----------------------- ------------------------
November 25, 2009.......................  $119,000.00     $      119,000.00           $5,950.00
November 26, 2009.......................                   Thanksgiving Day
November 27, 2009.......................  $113,000.00     $      113,986.95           $5,699.35
November 30, 2009.......................  $113,000.00     $      113,986.95           $5,699.35
December 01, 2009.......................  $119,000.00     $      119,000.00           $5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date, described above, and the Death Benefit described below, by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

   .   The Issue Date is December 1, 2008

   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

   .   The Account Value at benefit election was $105,000

   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

   . No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal Amount divided by..................................... $ 15,000
Account Value before withdrawal.................................. $120,000
Equals ratio.....................................................     12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value....................................... $109,375
10th benefit year Minimum Periodic Value......................... $183,750
20th benefit year Minimum Periodic Value......................... $367,500

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as withdrawals of Excess Income under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

Note that under the Worker, Retiree and Employer Recovery Act of 2008, required minimum distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose. In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

Example - Required Minimum Distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 - $5,000) =
$4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Death Benefit Component of Highest Daily Lifetime 6 Plus

If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:

   .   the basic death benefit under the Annuity; and

   . the amount of any optional death benefit you may have elected and remains in effect; and

   . (a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any Credit applied to an XT6 Annuity granted within 12 months prior to death.

Please note that the Death Benefit under Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death.

Benefits Under Highest Daily Lifetime 6 Plus

   . To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under "Death Benefit Component of Highest Daily Lifetime 6 Plus") will also be reduced to zero and the Death Benefit will not be payable.

   . Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.

   . If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1) apply your Account Value to any annuity option available; or

       (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

   . In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1) the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

       (2) the Account Value.

If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

Please note that a Death Benefit (as described above) is not payable if annuity payments are being made at the time of the decedent's death.

Other Important Considerations

..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

..   Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?" Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation statement.

  In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts, the DCA Fixed Rate
    Options, and the AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus asset transfer program will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. At the time of any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

..   If you elect this benefit and in connection with that election, you are required to reallocate to Permitted Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

   . The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 x .2125%).

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

Election of and Designations under the Benefit

For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that is satisfactory to us.

Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit

You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.

Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and
(ii) unless you are participating in an asset allocation program (i.e., Optional Allocation & Rebalancing Program, Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-Account

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.

An integral part of Highest Daily Lifetime 6 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade

Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix O (and is set forth below).

Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments (including any associated Credits with respect to XT 6), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.

The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

..   September 1, 2010 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

..   September 2, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 1, 2010.

..   On September 2, 2010 - (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).

..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Unless you are participating in an asset allocation program for which we are providing administrative support, any such transfer will be to your elected Sub-accounts pro-rata based on the Account Value in such Sub-accounts at that time. If there is no Account Value in the Sub-accounts, the transfer will be allocated according to your most recent allocation instructions. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or

b) An amount equal to 5% of your total Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or

..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:

..   The difference between your Account Value and your Protected Withdrawal
    Value;

..   How long you have owned Highest Daily Lifetime 6 Plus;

..   The performance of the Permitted Sub-accounts you have chosen;

..   The performance of the AST Investment Grade Bond Sub-account;

..   The amount allocated to each of the Permitted Sub-accounts you have chosen;

..   The amount allocated to the AST Investment Grade Bond Sub-account;

..   Additional purchase payments, if any, you make to your Annuity; and

..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula that, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Similarly, the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Permitted Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account.

If you make additional purchase payments to your Annuity, they will be allocated according to your allocation instructions. Once they are allocated to your Annuity, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Portfolio, if dictated by the formula.

Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts regardless of whether there is a subsequent Sub-account decline or recovery until it is transferred out of the AST Investment Grade Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

Highest Daily Lifetime/SM/ 6 Plus with Lifetime Income Accelerator

We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 6 Plus with LIA"). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or the Plus 40 life insurance rider or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected and received in good order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein.

Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

   If you elect the Highest Daily Lifetime 6 Plus with LIA, the maximum charge is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 1.20% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $600.00 ($200,000 x .30%)

   If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described below) will not be payable.

If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

   (1) The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

   (2) The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

   i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

   ii. Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

   iii. Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

   iv. Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

   v. Transferring: Moving into or out of a bed, chair or wheelchair.

   vi. Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.

Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

LIA amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

LIA amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

Withdrawals In Excess of the LIA amount. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

Purchase Payments. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional purchase payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79; and 6% for ages 80 and older) to the purchase payment (including any associated Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each purchase payment (including any associated Credits).

If the Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 6 Plus with LIA terminates, and no additional payments are made. A Death Benefit under Highest Daily Lifetime 6 Plus with LIA is not payable if guarantee payments are being made at the time of the decedent's death.

Annuity Options. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date ("Tenth Anniversary"), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun. A Death Benefit is not payable if annuity payments are being made at the time of the decedent's death.

If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

Death Benefit Component of Highest Daily Lifetime 6 Plus with LIA

The provisions of the Death Benefit Component of Highest Daily Lifetime 6 Plus (see page 12 above for information about the Death Benefit) also apply to Highest Daily Lifetime Plus with LIA. Please note that with respect to Highest Daily Lifetime 6 Plus with LIA, we use the Annual Income Amount for purposes of the Death Benefit Calculations, not the LIA Amount.

G. Spousal Highest Daily Lifetime/SM/ 6 Plus Income Benefit

We add the following to the section entitled "Living Benefits."

Spousal Highest Daily Lifetime/SM/ 6 Plus Income Benefit (SHD6 Plus) Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" in the prospectus for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section in the prospectus.

We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives ("Lifetime Withdrawals") provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero. In that scenario, no further amount, including the Death Benefit described below, would be payable under Spousal Highest Daily Lifetime 6 Plus.

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated Credit) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2) the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1)the Periodic Value described above or,

(2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

   (a) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated Credits) made on that day;

   (b) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated Credits) made within one year following the effective date of the benefit; and

   (c) all purchase payments (including any associated Credits) made after one year following the effective date of the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated Credits) and reduced for subsequent Lifetime Withdrawals (see below).

Key Feature - Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

..   The Issue Date is December 1, 2008

..   The Spousal Highest Daily Lifetime 6 Plus benefit is elected on
    September 1, 2009

..   The younger designated life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 6 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500--reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal......................... $118,000.00
Less amount of "non" excess withdrawal........................... $  3,500.00
Account Value immediately before excess withdrawal of $1,500..... $114,500.00
Excess withdrawal amount......................................... $  1,500.00
Divided by Account Value immediately before excess withdrawal.... $114,500.00
Ratio............................................................        1.31%
Annual Income Amount............................................. $  6,000.00
Less ratio of 1.31%.............................................. $     78.60
Annual Income Amount for future Annuity Years.................... $  5,921.40

Example of highest daily auto step-up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                                              Highest Daily Value
                                                                (adjusted with          Adjusted Annual
                                                            withdrawal and purchase Income Amount (5% of the
Date*                                         Account value       payments)**         Highest Daily Value)
-----                                         ------------- ----------------------- ------------------------
November 25, 2009............................  $119,000.00     $      119,000.00           $5,950.00
November 26, 2009............................                   Thanksgiving Day
November 27, 2009............................  $113,000.00     $      113,986.95           $5,699.35
November 30, 2009............................  $113,000.00     $      113,986.95           $5,699.35
December 01, 2009............................  $119,000.00     $      119,000.00           $5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

..   The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

..   This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

..   The adjusted Annual Income Amount is carried forward to the next Valuation
    Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish our initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date, described above, and the Death Benefit (described below), by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction) This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

..   The Issue Date is December 1, 2008

..   The Spousal Highest Daily Lifetime 6 Plus benefit is elected on
    September 1, 2009

..   The Account Value at benefit election was $105,000

..   The younger designated life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 6 Plus benefit

..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 6 Plus benefit

On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal Amount divided by..................................... $ 15,000
Account Value before withdrawal.................................. $120,000
Equals ratio.....................................................     12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value....................................... $109,375
10th benefit year Minimum Periodic Value......................... $183,750
20th benefit year Minimum Periodic Value......................... $367,500

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as withdrawals of Excess Income under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

Note that under the Worker, Retiree and Employer Recovery Act of 2008, required minimum distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose. In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

Example - Required Minimum Distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
$4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus

If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:

   .   the basic death benefit under the Annuity; and

   . the amount of any optional death benefit you may have elected and remains in effect; and

   . a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the death benefit, we will not recapture the amount of any Credit applied to an XT 6 Annuity granted within 12 months prior to death.

Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.

Please note that the Death Benefit under Spousal Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death.

Benefits Under Spousal Highest Daily Lifetime 6 Plus

   . To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death Benefit will not be payable.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

Please note that the Death Benefit (described above) is not payable if annuity payments are being made at the time of the decedent's death.

Other Important Considerations

..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

..   Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation statement. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus asset transfer program will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. At the time of any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

..   If you elect this benefit and in connection with that election, you are required to reallocate to Permitted Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

   . The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September
1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected

Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 x .2375%)

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:
(a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage.

Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elected based on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the death benefit associated with this benefit), (iii) upon your termination of the benefit,
(iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options) , and (ii) unless you are participating in an asset allocation program (i.e., Optional Allocation & Rebalancing Program, Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

How Spousal Highest Daily Lifetime 6 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account. See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

H. We add the following as new Appendix O:

   APPENDIX O - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT

(including Highest Daily Lifetime 6 Plus with LIA)

  TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments (including the amount of any associated Credits) and adjusted proportionately for Excess Income* and
       (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments (including the amount of any associated Credits) and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

* Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                              Daily Calculations

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\+ V\\F\\) is equal to zero, no calculation is necessary.

                             L   =   0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

               Target Ratio r  =   (L - B) / (V\\V\\ + V\\F\\).

   . If on the third consecutive Valuation Day r > Cu and r (less or =) Cu\\s\\ or if on any day r > Cu\\s\\, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

   . If r < C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T   =   Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B))- B),                  Money is transferred from the Permitted
        [L -B - (V\\V\\ + V\\F\\) * C\\t\\]/(1 - C\\t\\))                 Sub-accounts and DCA Fixed Rate Options to the
                                                                          AST Investment Grade Bond Sub-account

T   =   {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\]/(1 - C\\t\\))}     Money is transferred from the AST Investment
                                                                          Grade Bond Sub-account to the Permitted
                                                                          Sub-accounts

MONTHLY CALCULATION

On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

If, after the daily Transfer Calculation is performed,


{Min (B, .05 * (V\\V\\ + V\\F\\ + B))} < (C\\u\\ * (V\\V\\ + V\\F\\) - L + B) / (1 - C\\u\\), then

T\\M\\  =   {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}             Money is transferred from the AST Investment
                                                               Grade Bond Sub-account to the Permitted
                                                               Sub-accounts.

                    "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
Years    1      2     3     4     5     6     7     8     9    10    11    12
-----  ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
 1     15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
 2     14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
 3     14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
 4     14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
 5     13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
 6     13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
 7     12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
 8     12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
 9     11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10    11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11    10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12    10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11

       Months
Years    1      2     3    4    5    6    7    8    9    10   11    12
-----  ------ ----- ----- ---- ---- ---- ---- ---- ---- ---- ---- ----
 13    10.07  10.04 10.00 9.96 9.93 9.89 9.86 9.82 9.79 9.75 9.71 9.68
 14     9.64   9.61  9.57 9.54 9.50 9.47 9.43 9.40 9.36 9.33 9.29 9.26
 15     9.22   9.19  9.15 9.12 9.08 9.05 9.02 8.98 8.95 8.91 8.88 8.84
 16     8.81   8.77  8.74 8.71 8.67 8.64 8.60 8.57 8.54 8.50 8.47 8.44
 17     8.40   8.37  8.34 8.30 8.27 8.24 8.20 8.17 8.14 8.10 8.07 8.04
 18     8.00   7.97  7.94 7.91 7.88 7.84 7.81 7.78 7.75 7.71 7.68 7.65
 19     7.62   7.59  7.55 7.52 7.49 7.46 7.43 7.40 7.37 7.33 7.30 7.27
 20     7.24   7.21  7.18 7.15 7.12 7.09 7.06 7.03 7.00 6.97 6.94 6.91
 21     6.88   6.85  6.82 6.79 6.76 6.73 6.70 6.67 6.64 6.61 6.58 6.55
 22     6.52   6.50  6.47 6.44 6.41 6.38 6.36 6.33 6.30 6.27 6.24 6.22
 23     6.19   6.16  6.13 6.11 6.08 6.05 6.03 6.00 5.97 5.94 5.92 5.89
 24     5.86   5.84  5.81 5.79 5.76 5.74 5.71 5.69 5.66 5.63 5.61 5.58
 25     5.56   5.53  5.51 5.48 5.46 5.44 5.41 5.39 5.36 5.34 5.32 5.29
 26     5.27   5.24  5.22 5.20 5.18 5.15 5.13 5.11 5.08 5.06 5.04 5.01
 27     4.99   4.97  4.95 4.93 4.91 4.88 4.86 4.84 4.82 4.80 4.78 4.75
 28     4.73   4.71  4.69 4.67 4.65 4.63 4.61 4.59 4.57 4.55 4.53 4.51
 29     4.49   4.47  4.45 4.43 4.41 4.39 4.37 4.35 4.33 4.32 4.30 4.28
 30     4.26   4.24  4.22 4.20 4.18 4.17 4.15 4.13 4.11 4.09 4.07 4.06**

*  The values set forth in this table are applied to all ages.

** In all subsequent years and months thereafter, the annuity factor is 4.06

I. OTHER INFORMATION:

    1. In the section entitled "When Do You Process And Value Transactions?" we make two changes:

    a. We replace the paragraph referring to Citigroup Global Markets Inc. and Merrill Lynch with the following:

We have arrangements with certain selling firms, under which receipt by the firm in good order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in good order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated or modified in certain circumstances.

    b. We replace the sub-section entitled "Unscheduled Transactions" with the following:

Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our office and have all of the required information in good order. With respect to certain written requests to withdraw Account Value, we will seek to verify the requesting Owner's signature. Specifically, we will perform a signature verification for (a) any withdrawal exceeding a certain dollar amount (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner and (c) any withdrawal request that, in our sole discretion, warrants further inquiry. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. We also reserve the right to modify our procedures for signature verification. We will price a withdrawal request on the Valuation Day on which we complete any such signature verification.

    2. In the prospectus section entitled "Who Distributes Annuities Offered By Prudential Annuities?", and the Statement of Additional Information section entitled "Payments Made To Promote Sale Of Our Products", to reflect a name change, we replace the reference to Wachovia Securities, LLC with Wells Fargo Advisors, LLC.

                Prudential Annuities Life Assurance Corporation

                                    Optimum
                               Optimum Four/SM/
                               Optimum Plus/SM/

                       Supplement dated August ___, 2009
                                      To
                         Prospectus dated May 1, 2009

This supplement should be read and retained with the prospectus for your Annuity. If you would like another copy of the prospectus, please call us at 1-888-PRU-2888.

This supplement describes two new lifetime withdrawal benefits called Highest Daily Lifetime/SM/ 6 Plus and Spousal Highest Daily Lifetime/SM/ 6 Plus. Each of these benefits is an optional benefit available under any of the above-referenced Annuities. The optional benefits described in this supplement are only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions.

    A. We include the following new entries in the "GLOSSARY OF TERMS" section of the prospectus:

Highest Daily Lifetime/SM/ 6 Plus Income Benefit: An optional living benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the Lifetime Withdrawals are calculated. Starting in August 2009, we began offering Highest Daily Lifetime 6 Plus in lieu of Highest Daily Lifetime 7 Plus (and Highest Daily Lifetime Seven in states where Highest Daily Lifetime 7 Plus was not approved) wherever we have received the required State and selling firm approvals.

Spousal Highest Daily Lifetime/SM/ 6 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. This benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the Lifetime Withdrawals are calculated. Starting in August 2009, we began offering Spousal Highest Daily Lifetime 6 Plus in lieu of Spousal Highest Daily Lifetime 7 Plus (and Spousal Highest Daily Lifetime Seven in states where Spousal Highest Daily Lifetime 7 Plus was not approved) wherever we have received the required State and selling firm approvals.

B. We revise the section entitled "Your Optional Benefit Fees and Charges" to add the following line items that set forth the fee for each of Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime 6 Plus:

                                         OPTIONAL
                                       BENEFIT FEE/
                                          CHARGE
                                    (as a percentage of
                                      Sub-account net         TOTAL              TOTAL              TOTAL
                                      assets, unless         ANNUAL              ANNUAL             ANNUAL
                                         otherwise          CHARGE/2/          CHARGE/2/          CHARGE/2/
OPTIONAL BENEFIT                        indicated)         for Optimum      for Optimum Four   for Optimum Plus
----------------                    ------------------- ------------------ ------------------ ------------------

HIGHEST DAILY LIFETIME 6 PLUS

Maximum Charge /3/                   1.50% greater of     1.25% + 1.50%      1.65% + 1.50%      1.65% + 1.50%
                                      Account Value         greater of         greater of         greater of
                                         and PWV        Account Value and  Account Value and  Account Value and
                                                               PWV                PWV                PWV

Current Charge                       0.85% greater of     1.25% + 0.85%      1.65% + 0.85%      1.65% + 0.85%
                                      Account Value     greater of Account greater of Account greater of Account
                                         and PWV          Value and PWV      Value and PWV      Value and PWV

HIGHEST DAILY LIFETIME 6 PLUS WITH
LIFETIME INCOME ACCELERATOR
(LIA)

Maximum Charge /3/                   2.00% greater of     1.25% + 2.00%      1.65% + 2.00%      1.65% + 2.00%
                                      Account Value     greater of Account greater of Account greater of Account
                                         and PWV          Value and PWV      Value and PWV      Value and PWV

Current Charge                       1.20% greater of     1.25% + 1.20%      1.65% + 1.20%      1.65% + 1.20%
                                      Account Value     greater of Account greater of Account greater of Account
                                         and PWV          Value and PWV      Value and PWV      Value and PWV

SPOUSAL HIGHEST DAILY LIFETIME 6
PLUS

Maximum Charge /3/                   1.50% greater of     1.25% + 1.50%      1.65% + 1.50%      1.65% + 1.50%
                                      Account Value     greater of Account greater of Account greater of Account
                                         and PWV          Value and PWV      Value and PWV      Value and PWV

Current Charge                       0.95% greater of     1.25% + 0.95%      1.65% + 0.95%      1.65% + 0.95%
                                      Account Value     greater of Account greater of Account greater of Account
                                         and PWV          Value and PWV      Value and PWV      Value and PWV

HOW CHARGE IS DETERMINED

1) Highest Daily Lifetime 6 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For Optimum, 0.85% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-8 and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For Optimum Four, 0.85% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For Optimum Plus, 0.85% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge applied against amounts invested in the Sub-accounts in subsequent Annuity Years.

   Highest Daily Lifetime 6 Plus with LIA. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For Optimum, 1.20% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-8 and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For Optimum Four, 1.20% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For Optimum Plus, 1.20% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge applied against amounts invested in the Sub-accounts in subsequent Annuity Years.

   Spousal Highest Daily Lifetime 6 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For Optimum, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-8 and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For Optimum Four, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For Optimum Plus, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accountsin Annuity Years 1-10 and 0.65% annual charge applied against amounts invested in the Sub-accounts in subsequent Annuity Years.

2) The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be higher to include the charge for each optional benefit. With respect to each of Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with LIA, and Spousal Highest Daily Lifetime 6 Plus, one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.

3) We reserve the right to increase the charge up to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit (see the descriptions of the benefits below for details).

C. Revised Expense Examples

We include revised expense examples, as follows:

                               EXPENSE EXAMPLES

These examples are intended to help you compare the cost of investing in one of our Annuities with the cost of investing in other annuities we offer and/or variable annuities issued by other insurance companies.

Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment had a 5% return each year.

The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":

   .   Insurance Charge

   .   Distribution Charge (if applicable)

   .   Contingent Deferred Sales Charge (when and if applicable)

   .   Annual Maintenance Fee

   .   The maximum combination of optional benefit charges

The examples also assume the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total annual operating expenses for 2008, and those expenses remain the same each year*

   . For each charge, we deduct the maximum charge rather than the current charge

   .   You make no withdrawals of Account Value

   .   You make no transfers, or other transactions for which we charge a fee

   .   No tax charge applies

   . You elect the Highest Daily Lifetime 6 Plus with Combination 5% Roll-up and HAV Death Benefit (which are the maximum combination of optional benefit charges)

   .   For the Optimum Plus example, no Purchase Payment Credit applies

   .   For the Optimum and Optimum Four examples, no Loyalty Credit applies

Amounts shown in the examples are rounded to the nearest dollar.

* Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

THE EXAMPLES ARE ILLUSTRATIVE ONLY--THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS--ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

Expense Examples are provided as follows: To be filed by Amendment

D. The "Summary - Options for Guaranteed Lifetime Withdrawals" section is revised, in pertinent part, as follows:

These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:

   .   Highest Daily Lifetime 6 Plus

   .   Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator ("LIA")

   .   Spousal Highest Daily Lifetime 6 Plus

   .   Highest Daily Lifetime 7 Plus*

   .   Spousal Highest Daily Lifetime 7 Plus*

   .   Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator*

   .   Highest Daily Lifetime 7 Plus with Beneficiary Income Option*

   .   Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option*

   .   Highest Daily Lifetime Seven*

   .   Spousal Highest Daily Lifetime Seven*

   .   Highest Daily Lifetime Seven with Lifetime Income Accelerator*

   .   Highest Daily Lifetime Seven with Beneficiary Income Option*

   .   Spousal Highest Daily Lifetime Seven with Beneficiary Income Option*

* No longer available for new elections in a given state once Highest Daily Lifetime 6 Plus is approved in that State. Please note that Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus do not have Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus with Beneficiary Income Option versions available.

E. Highest Daily Lifetime 6 Plus/SM/ Income Benefit

We add the following to the section entitled "Living Benefits."

HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (HD 6 Plus)/SM/ Highest Daily Lifetime 6 Plus is offered as a replacement to Highest Daily Lifetime 7 Plus in those jurisdictions where we have received regulatory approval. Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" in the prospectus for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section in the prospectus.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Highest Daily Lifetime 6 Plus also provides for a Death Benefit equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero. In that scenario, no further amount, including the Death Benefit described below, would be payable under the Highest Daily Lifetime 6 Plus benefit.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2) the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1) the Periodic Value described above or,

(2) the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

     (a) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated Credits) made on that day;

     (b) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated Credits) made within one year following the effective date of the benefit; and

     (c) all purchase payments (including any associated Credits) made after one year following the effective date of the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated Credits) and reduced for subsequent Lifetime Withdrawals (see below).

Key Feature - Annual Income Amount under the Highest Daily Lifetime 6 Plus
Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 -79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
(i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment (including any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 -79 and 6% for ages 80 and older/./) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 -79/,/ and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

   .   The Issue Date is December 1, 2008

   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal.......................... $118,000.00
Less amount of "non" excess withdrawal............................ $  3,500.00
Account Value immediately before excess withdrawal of $1,500...... $114,500.00
Excess withdrawal amount.......................................... $  1,500.00
Divided by Account Value immediately before excess withdrawal..... $114,500.00
Ratio.............................................................        1.31%
Annual Income Amount.............................................. $  6,000.00
Less ratio of 1.31%............................................... $     78.60
Annual Income Amount for future Annuity Years..................... $  5,921.40

Example of highest daily auto step-up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                                              Highest Daily Value
                                                                (adjusted with          Adjusted Annual
                                                            withdrawal and purchase Income Amount (5% of the
Date*                                         Account value       payments)**         Highest Daily Value)
-----                                         ------------- ----------------------- ------------------------
November 25, 2009............................  $119,000.00     $      119,000.00           $5,950.00
November 26, 2009............................                   Thanksgiving Day
November 27, 2009............................  $113,000.00     $      113,986.95           $5,699.35
November 30, 2009............................  $113,000.00     $      113,986.95           $5,699.35
December 01, 2009............................  $119,000.00     $      119,000.00           $5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date, described above, and the Death Benefit described below, by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

    .  The Issue Date is December 1, 2008

    .  The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

    .  The Account Value at benefit election was $105,000

    . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

    . No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal Amount divided by......................................... $ 15,000
Account Value before withdrawal...................................... $120,000
Equals ratio.........................................................     12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value........................................... $109,375
10th benefit year Minimum Periodic Value............................. $183,750
20th benefit year Minimum Periodic Value............................. $367,500

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as withdrawals of Excess Income under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

Note that under the Worker, Retiree and Employer Recovery Act of 2008, required minimum distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose. In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

Example - Required Minimum Distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 - $5,000) =
$4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Death Benefit Component of Highest Daily Lifetime 6 Plus

If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:

   .   the basic death benefit under the Annuity; and

   . the amount of any optional death benefit you may have elected and remains in effect; and

   . (a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any Credit granted within 12 months prior to death.

Please note that the Death Benefit under Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death.

Benefits Under Highest Daily Lifetime 6 Plus

   . To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under "Death Benefit Component of Highest Daily Lifetime 6 Plus") will also be reduced to zero and the Death Benefit will not be payable.

   . Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.

   . If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1) apply your Account Value to any annuity option available; or

       (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

   . In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1) the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

       (2) the Account Value.

If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

Please note that a Death Benefit (as described above) is not payable if annuity payments are being made at the time of the decedent's death.

Other Important Considerations

..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

..   Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account).

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?" Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation statement. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus asset transfer program will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. At the time of any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

..   If you elect this benefit and in connection with that election, you are required to reallocate to Permitted Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 x .2125%).

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

Election of and Designations under the Benefit

For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that is satisfactory to us.

Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit

You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.

Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts , and (ii) unless you are participating in an asset allocation program (i.e., Optional Allocation & Rebalancing Program or the Automatic Rebalancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-Account

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts".

An integral part of Highest Daily Lifetime 6 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix M (and is set forth below).

Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments (including any associated Credits), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the AST Investment Grade Bond Sub-account. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.

The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted

Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

..   September 1, 2010 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

..   September 2, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 1, 2010.

..   On September 2, 2010 - (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).

..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Unless you are participating in an asset allocation program for which we are providing administrative support, any such transfer will be to your elected Sub-accounts pro-rata based on the Account Value in such Sub-accounts at that time. If there is no Account Value in the Sub-accounts, the transfer will be allocated according to your most recent allocation instructions. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or

b) An amount equal to 5% of your total Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or

..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:

..   The difference between your Account Value and your Protected Withdrawal
    Value;

..   How long you have owned Highest Daily Lifetime 6 Plus;

..   The performance of the Permitted Sub-accounts you have chosen;

..   The performance of the AST Investment Grade Bond Sub-account;

..   The amount allocated to each of the Permitted Sub-accounts you have chosen;

..   The amount allocated to the AST Investment Grade Bond Sub-account;

..   Additional purchase payments, if any, you make to your Annuity; and

..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula that, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Similarly, the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Permitted Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account.

If you make additional purchase payments to your Annuity, they will be allocated according to your allocation instructions. Once they are allocated to your Annuity, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Portfolio, if dictated by the formula.

Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts regardless of whether there is a subsequent Sub-account decline or recovery until it is transferred out of the AST Investment Grade Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

Highest Daily Lifetime/SM/ 6 Plus with Lifetime Income Accelerator

We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 6 Plus with LIA"). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected and received in good order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein.

Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

   If you elect the Highest Daily Lifetime 6 Plus with LIA, the maximum charge is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 1.20% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $600.00 ($200,000 x .30%)

   If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described below) will not be payable.

If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

   (1) The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

   (2) The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

   i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

   ii. Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

   iii. Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

   iv. Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

   v. Transferring: Moving into or out of a bed, chair or wheelchair.

   vi. Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.

Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

LIA amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

LIA amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

Withdrawals In Excess of the LIA amount. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

Purchase Payments. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional purchase payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79; and 6% for ages 80 and older) to the purchase payment (including any associated Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each purchase payment (including any associated Credits).

If the Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 6 Plus with LIA terminates, and no additional payments are made. A Death Benefit under Highest Daily Lifetime 6 Plus with LIA is not payable if guarantee payments are being made at the time of the decedent's death.

Annuity Options. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date ("Tenth Anniversary"), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun. A Death Benefit is not payable if annuity payments are being made at the time of the decedent's death.

If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

Death Benefit Component of Highest Daily Lifetime 6 Plus with LIA

The provisions of the Death Benefit Component of Highest Daily Lifetime 6 Plus (see page 12 above for information about the Death Benefit) also apply to Highest Daily Lifetime Plus with LIA. Please note that with respect to Highest Daily Lifetime 6 Plus with LIA, we use the Annual Income Amount for purposes of the Death Benefit Calculations, not the LIA Amount.

F. Spousal Highest Daily Lifetime/SM/ 6 Plus Income Benefit

We add the following to the section entitled "Living Benefits."

Spousal Highest Daily Lifetime/SM/ 6 Plus Income Benefit (SHD6 Plus) Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" in the prospectus for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section in the prospectus.

We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives ("Lifetime Withdrawals") provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero. In that scenario, no further amount, including the Death Benefit described below, would be payable under Spousal Highest Daily Lifetime 6 Plus.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2) the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1) the Periodic Value described above or,

(2) the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

   (a) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated Credits) made on that day;

   (b) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated Credits) made within one year following the effective date of the benefit; and

   (c) all purchase payments (including any associated Credits) made after one year following the effective date of the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated Credits) and reduced for subsequent Lifetime Withdrawals (see below).

Key Feature - Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply.

Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

..   The Issue Date is December 1, 2008

..   The Spousal Highest Daily Lifetime 6 Plus benefit is elected on
    September 1, 2009

..   The younger designated life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 6 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal.......................... $118,000.00
Less amount of "non" excess withdrawal............................ $  3,500.00
Account Value immediately before excess withdrawal of $1,500...... $114,500.00
Excess withdrawal amount.......................................... $  1,500.00
Divided by Account Value immediately before excess withdrawal..... $114,500.00
Ratio.............................................................        1.31%
Annual Income Amount.............................................. $  6,000.00
Less ratio of 1.31%............................................... $     78.60
Annual Income Amount for future Annuity Years..................... $  5,921.40

Example of highest daily auto step-up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                                              Highest Daily Value
                                                                (adjusted with          Adjusted Annual
                                                            withdrawal and purchase Income Amount (5% of the
Date*                                         Account value       payments)**         Highest Daily Value)
-----                                         ------------- ----------------------- ------------------------
November 25, 2009............................  $119,000.00     $      119,000.00           $5,950.00
November 26, 2009............................                   Thanksgiving Day
November 27, 2009............................  $113,000.00     $      113,986.95           $5,699.35
November 30, 2009............................  $113,000.00     $      113,986.95           $5,699.35
December 01, 2009............................  $119,000.00     $      119,000.00           $5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

..   The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

..   This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

..   The adjusted Annual Income Amount is carried forward to the next Valuation
    Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish our initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date, described above, and the Death Benefit (described below), by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction) This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

..   The Issue Date is December 1, 2008

..   The Spousal Highest Daily Lifetime 6 Plus benefit is elected on
    September 1, 2009

..   The Account Value at benefit election was $105,000

..   The younger designated life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 6 Plus benefit

..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 6 Plus benefit

On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal Amount divided by......................................... $ 15,000
Account Value before withdrawal...................................... $120,000
Equals ratio.........................................................     12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value........................................... $109,375
10th benefit year Minimum Periodic Value............................. $183,750
20th benefit year Minimum Periodic Value............................. $367,500

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as withdrawals of Excess Income under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

Note that under the Worker, Retiree and Employer Recovery Act of 2008, required minimum distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose. In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

Example - Required Minimum Distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
$4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus

If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:

   .   the basic death benefit under the Annuity; and

   . the amount of any optional death benefit you may have elected and remains in effect; and

   . a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the death benefit, we will not recapture the amount of any Credit granted within 12 months prior to death.

Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.

Please note that the Death Benefit under Spousal Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death.

Benefits Under Spousal Highest Daily Lifetime 6 Plus

   . To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death Benefit will not be payable.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.


..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)apply your Account Value to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

Please note that the Death Benefit (described above) is not payable if annuity payments are being made at the time of the decedent's death.

Other Important Considerations

..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

..   Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account).

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation statement. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus asset transfer program will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. At the time of any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

..   If you elect this benefit and in connection with that election, you are required to reallocate to Permitted Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

   . The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 x .2375%)

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:
(a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage.

Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elected based on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the death benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income

Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or
(vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts and (ii) unless you are participating in an asset allocation program (i.e., Optional Allocation & Rebalancing Program or the Automatic Rebalancing Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

How Spousal Highest Daily Lifetime 6 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account. See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

G. We add the following as new Appendix M:

   APPENDIX M - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT

(including Highest Daily Lifetime 6 Plus with LIA)

  TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments (including the amount of any associated Credits) and adjusted proportionately for Excess Income* and
       (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments (including the amount of any associated Credits) and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

* Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                              Daily Calculations

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\+ V\\F\\) is equal to zero, no calculation is necessary.

                             L   =   0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

               Target Ratio r  =   (L - B) / (V\\V\\ + V\\F\\).

   . If on the third consecutive Valuation Day r > Cu and r (less or =) Cu\\s\\ or if on any day r > Cu\\s\\, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

   . If r < C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T   =   Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B))- B),                  Money is transferred from the Permitted
        [L - B - (V\\V\\ + V\\F\\) * C\\t\\]/(1 - C\\t\\))                Sub-accounts to the AST Investment Grade Bond
                                                                          Sub-account

T   =   {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\]/(1 - C\\t\\))}     Money is transferred from the AST Investment
                                                                          Grade Bond Sub-account to the Permitted
                                                                          Sub-accounts

MONTHLY CALCULATION

On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

If, after the daily Transfer Calculation is performed,

{Min (B, .05 * (V\\V\\ + V\\F\\ + B))} < (C\\u\\ * (V\\V\\ + V\\F\\) - L + B) / (1 - C\\u\\), then

T\\M\\  =   {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}   Money is transferred from the AST Investment Grade Bond
                                                     Sub-account to the Permitted Sub-accounts.

                    "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
Years    1      2     3     4     5     6     7     8     9    10    11    12
-----  ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
 1     15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
 2     14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
 3     14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
 4     14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
 5     13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
 6     13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
 7     12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
 8     12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
 9     11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10    11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11    10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12    10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13    10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14     9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15     9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16     8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44

       Months
Years    1     2    3    4    5    6    7    8    9    10   11    12
-----  ------ ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ----
 17     8.40  8.37 8.34 8.30 8.27 8.24 8.20 8.17 8.14 8.10 8.07 8.04
 18     8.00  7.97 7.94 7.91 7.88 7.84 7.81 7.78 7.75 7.71 7.68 7.65
 19     7.62  7.59 7.55 7.52 7.49 7.46 7.43 7.40 7.37 7.33 7.30 7.27
 20     7.24  7.21 7.18 7.15 7.12 7.09 7.06 7.03 7.00 6.97 6.94 6.91
 21     6.88  6.85 6.82 6.79 6.76 6.73 6.70 6.67 6.64 6.61 6.58 6.55
 22     6.52  6.50 6.47 6.44 6.41 6.38 6.36 6.33 6.30 6.27 6.24 6.22
 23     6.19  6.16 6.13 6.11 6.08 6.05 6.03 6.00 5.97 5.94 5.92 5.89
 24     5.86  5.84 5.81 5.79 5.76 5.74 5.71 5.69 5.66 5.63 5.61 5.58
 25     5.56  5.53 5.51 5.48 5.46 5.44 5.41 5.39 5.36 5.34 5.32 5.29
 26     5.27  5.24 5.22 5.20 5.18 5.15 5.13 5.11 5.08 5.06 5.04 5.01
 27     4.99  4.97 4.95 4.93 4.91 4.88 4.86 4.84 4.82 4.80 4.78 4.75
 28     4.73  4.71 4.69 4.67 4.65 4.63 4.61 4.59 4.57 4.55 4.53 4.51
 29     4.49  4.47 4.45 4.43 4.41 4.39 4.37 4.35 4.33 4.32 4.30 4.28
 30     4.26  4.24 4.22 4.20 4.18 4.17 4.15 4.13 4.11 4.09 4.07 4.06**

*  The values set forth in this table are applied to all ages.

** In all subsequent years and months thereafter, the annuity factor is 4.06

H. OTHER INFORMATION:

    1. In the section entitled "When Do You Process And Value Transactions?" we replace the sub-section entitled "Unscheduled Transactions" with the following:

Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our office and have all of the required information in good order. With respect to certain written requests to withdraw Account Value, we will seek to verify the requesting Owner's signature. Specifically, we will perform a signature verification for (a) any withdrawal exceeding a certain dollar amount (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner and (c) any withdrawal request that, in our sole discretion, warrants further inquiry. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. We also reserve the right to modify our procedures for signature verification. We will price a withdrawal request on the Valuation Day on which we complete any such signature verification.

    2. In the prospectus section entitled "Who Distributes Annuities Offered By Prudential Annuities?", and the Statement of Additional Information section entitled "Payments Made To Promote Sale Of Our Products", to reflect a name change, we replace the reference to Wachovia Securities, LLC with Wells Fargo Advisors, LLC.

                Prudential Annuities Life Assurance Corporation

               Advanced Series Cornerstone/SM/ (AS Cornerstone)
                   Advanced Series XTra Credit SIX/SM/ (XT6)
                   Advanced Series Lifevest/SM/ II (ASL II)

                     Supplement dated August ______, 2009
                                      To
                         Prospectus dated May 1, 2009

This supplement should be read and retained with the prospectus for your Annuity. If you would like another copy of the prospectus, please call us at 1-888-PRU-2888.

This supplement describes two new lifetime withdrawal benefits called Highest Daily Lifetime/SM/ 6 Plus and Spousal Highest Daily Lifetime/SM/ 6 Plus. Each of these benefits is an optional benefit available under any of the above-referenced Annuities. The optional benefits described in this supplement are only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions.

    A. We include the following new entries in the "GLOSSARY OF TERMS" section of the prospectus:

Highest Daily Lifetime/SM/ 6 Plus Income Benefit: An optional living benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the Lifetime Withdrawals are calculated. Starting in August 2009, we began offering Highest Daily Lifetime 6 Plus in lieu of Highest Daily Lifetime 7 Plus (and Highest Daily Lifetime Seven in states where Highest Daily Lifetime 7 Plus was not approved) wherever we have received the required State and selling firm approvals.

Spousal Highest Daily Lifetime/SM/ 6 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. This benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the Lifetime Withdrawals are calculated. Starting in August 2009, we began offering Spousal Highest Daily Lifetime 6 Plus in lieu of Spousal Highest Daily Lifetime 7 Plus (and Spousal Highest Daily Lifetime Seven in states where Spousal Highest Daily Lifetime 7 Plus was not approved) wherever we have received the required State and selling firm approvals.

B. We revise the section entitled "Your Optional Benefit Fees and Charges" to add the following line items that set forth the fee for each of Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime 6 Plus:

                   YOUR OPTIONAL BENEFIT FEES AND CHARGES/1/

                               OPTIONAL
                             BENEFIT FEE/
                                CHARGE
                          (as a percentage of
                           Sub-account net           TOTAL               TOTAL               TOTAL
                            assets, unless          ANNUAL              ANNUAL              ANNUAL
                              otherwise            CHARGE/2/           CHARGE/2/           CHARGE/2/
OPTIONAL BENEFIT              indicated)       for AS Cornerstone      for ASL II           for XT6
----------------          -------------------  ------------------- ------------------- -------------------

HIGHEST DAILY LIFETIME 6
PLUS

Maximum Charge /3/         1.50% greater of      1.15% + 1.50%       1.65% + 1.50%       1.65% + 1.50%
                            Account Value          greater of          greater of          greater of
                               and PWV         Account Value and   Account Value and   Account Value and
                                                      PWV                 PWV                 PWV

Current Charge             0.85% greater of      1.15% + 0.85%       1.65% + 0.85%       1.65% + 0.85%
                            Account Value      greater of Account  greater of Account  greater of Account
                               and PWV           Value and PWV       Value and PWV       Value and PWV

HIGHEST DAILY
LIFETIME 6 PLUS
WITH LIFETIME
INCOME
ACCELERATOR (LIA)

Maximum Charge /3/         2.00% greater of      1.15% + 2.00%       1.65% + 2.00%       1.65% + 2.00%
                            Account Value      greater of Account  greater of Account  greater of Account
                               and PWV           Value and PWV       Value and PWV       Value and PWV

Current Charge             1.20% greater of      1.15% + 1.20%       1.65% + 1.20%       1.65% + 1.20%
                            Account Value      greater of Account  greater of Account  greater of Account
                               and PWV           Value and PWV       Value and PWV       Value and PWV

SPOUSAL HIGHEST
DAILY LIFETIME 6
PLUS

Maximum Charge /3/         1.50% greater of      1.15% + 1.50%       1.65% + 1.50%       1.65% + 1.50%
                            Account Value      greater of Account  greater of Account  greater of Account
                               and PWV           Value and PWV       Value and PWV       Value and PWV

Current Charge             0.95% greater of      1.15% + 0.95%       1.65% + 0.95%       1.65% + 0.95%
                            Account Value      greater of Account  greater of Account  greater of Account
                               and PWV           Value and PWV       Value and PWV       Value and PWV

HOW CHARGE IS DETERMINED

1) Highest Daily Lifetime 6 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For AS Cornerstone, 0.85% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For ASL II, 0.85% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.85% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years.

   Highest Daily Lifetime 6 Plus with LIA. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For AS Cornerstone, 1.20% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For ASL II, 1.20% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 1.20% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years.

   Spousal Highest Daily Lifetime 6 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For AS Cornerstone, 0.95% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For ASL II, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years.

2) The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be higher to include the charge for each optional benefit. With respect to each of Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with LIA, and Spousal Highest Daily Lifetime 6 Plus, one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.

3) We reserve the right to increase the charge up to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit (see the descriptions of the benefits below for details).

C. Revised Expense Examples

We include revised expense examples, as follows:

                               EXPENSE EXAMPLES

These examples are intended to help you compare the cost of investing in one of our Annuities with the cost of investing in other annuities we offer and/or variable annuities issued by other insurance companies.

Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment had a 5% return each year.

The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":

   .   Insurance Charge

   .   Distribution Charge (if applicable)

   .   Contingent Deferred Sales Charge (when and if applicable)

   .   Annual Maintenance Fee

   .   The maximum combination of optional benefit charges

The examples also assume the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total annual operating expenses for 2008, and those expenses remain the same each year*

   . For each charge, we deduct the maximum charge rather than the current charge

   .   You make no withdrawals of Account Value

   .   You make no transfers, or other transactions for which we charge a fee

   .   No tax charge applies

   . You elect the Highest Daily Lifetime 6 Plus with Combination 5% Roll-up and HAV Death Benefit (which are the maximum combination of optional benefit charges)

   . For the XT6 example, no Purchase Payment Credit is granted under the Annuity

Amounts shown in the examples are rounded to the nearest dollar.

* Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

Expense Examples are provided as follows: To be filed by Amendment

D. The "Summary - Options for Guaranteed Lifetime Withdrawals" section is revised, in pertinent part, as follows:

These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:

   .   Highest Daily Lifetime 6 Plus

   .   Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator ("LIA")

   .   Spousal Highest Daily Lifetime 6 Plus

   .   Highest Daily Lifetime 7 Plus*

   .   Spousal Highest Daily Lifetime 7 Plus*

   .   Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator*

   .   Highest Daily Lifetime 7 Plus with Beneficiary Income Option*

   .   Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option*

   .   Highest Daily Lifetime Seven*

   .   Spousal Highest Daily Lifetime Seven*

   .   Highest Daily Lifetime Seven with Lifetime Income Accelerator*

   .   Highest Daily Lifetime Seven with Beneficiary Income Option*

   .   Spousal Highest Daily Lifetime Seven with Beneficiary Income Option*

* No longer available for new elections in a given state once Highest Daily Lifetime 6 Plus is approved in that State. Please note that Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus do not have Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus with Beneficiary Income Option versions available.

E. "What Are The Investment Objectives and Policies of The Portfolios?" (pages 22 - 25 of prospectus)

In this section, we revise the Group I Table to add Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with LIA, and Spousal Highest Daily Lifetime 6 Plus to the first list of optional lifetime withdrawal benefits. We revise the Table entitled "Allowable Benefit Allocations" to reflect that the AST UBS Dynamic Alpha Portfolio is not a Group I "Allowable Benefit

Allocation" with any of Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with LIA, or Spousal Highest Daily Lifetime 6 Plus. In addition, we revise the Group II Table to add Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with LIA, and Spousal Highest Daily Lifetime 6 Plus to the list of optional lifetime withdrawal benefits that may participate in the Optional Allocation & Rebalancing Program. You may invest in the AST UBS Dynamic Alpha Portfolio if you choose to use the Optional Allocation and Rebalancing Program.

F. Highest Daily Lifetime 6 Plus/SM/ Income Benefit

We add the following to the section entitled "Living Benefits."

HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (HD 6 Plus)/SM/ Highest Daily Lifetime 6 Plus is offered as a replacement to Highest Daily Lifetime 7 Plus in those jurisdictions where we have received regulatory approval. Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" in the prospectus for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Plus 40 life insurance rider or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section in the prospectus.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Highest Daily Lifetime 6 Plus also provides for a Death Benefit equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero. In that scenario, no further amount, including the Death Benefit described below, would be payable under the Highest Daily Lifetime 6 Plus benefit.

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime

Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2) the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1) the Periodic Value described above or,

(2) the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

     (a) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated Credits) made on that day;

     (b) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated Credits) made within one year following the effective date of the benefit; and

     (c) all purchase payments (including any associated Credits) made after one year following the effective date of the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated Credits) and reduced for subsequent Lifetime Withdrawals (see below).

Key Feature - Annual Income Amount under the Highest Daily Lifetime 6 Plus
Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 -79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
(i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment (including any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79 and 6% for ages 80 and older/./) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 -79/,/ and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

   .   The Issue Date is December 1, 2008

   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal......................... $ 118,000.00
Less amount of "non" excess withdrawal........................... $   3,500.00
Account Value immediately before excess withdrawal of $1,500..... $ 114,500.00
Excess withdrawal amount......................................... $   1,500.00
Divided by Account Value immediately before excess withdrawal.... $ 114,500.00
Ratio............................................................         1.31%
Annual Income Amount............................................. $   6,000.00
Less ratio of 1.31%.............................................. $      78.60
Annual Income Amount for future Annuity Years.................... $   5,921.40

Example of highest daily auto step-up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                                              Highest Daily Value
                                                                (adjusted with          Adjusted Annual
                                                            withdrawal and purchase Income Amount (5% of the
Date*                                         Account value       payments)**         Highest Daily Value)
-----                                         ------------- ----------------------- ------------------------
November 25, 2009............................  $119,000.00     $      119,000.00           $5,950.00
November 26, 2009............................                   Thanksgiving Day
November 27, 2009............................  $113,000.00     $      113,986.95           $5,699.35
November 30, 2009............................  $113,000.00     $      113,986.95           $5,699.35
December 01, 2009............................  $119,000.00     $      119,000.00           $5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date, described above, and the Death Benefit described below, by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

   .   The Issue Date is December 1, 2008

   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

   .   The Account Value at benefit election was $105,000

   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

   . No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal Amount divided by..................................... $ 15,000
Account Value before withdrawal.................................. $120,000
Equals ratio.....................................................     12.5%
All guarantees will be reduced by the above ratio (12.5%)
  Protected Withdrawal Value..................................... $109,375
10th benefit year Minimum Periodic Value......................... $183,750
20th benefit year Minimum Periodic Value......................... $367,500

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as withdrawals of Excess Income under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

Note that under the Worker, Retiree and Employer Recovery Act of 2008, required minimum distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose. In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

Example - Required Minimum Distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 - $5,000) =
$4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as awithdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Death Benefit Component of Highest Daily Lifetime 6 Plus

If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:

   .   the basic death benefit under the Annuity; and

   . the amount of any optional death benefit you may have elected and remains in effect; and

   . (a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any Credit applied to an XT6 Annuity granted within 12 months prior to death.

Please note that the Death Benefit under Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death.

Benefits Under Highest Daily Lifetime 6 Plus

   . To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual
       Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death

      Benefit (described above under "Death Benefit Component of Highest Daily
       Lifetime 6 Plus") will also be reduced to zero and the Death Benefit will not be payable.

   . Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.

   . If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

          (1) apply your Account Value to any annuity option available; or

          (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

   . In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

          (1) the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

          (2) the Account Value.

If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

Please note that a Death Benefit (as described above) is not payable if annuity payments are being made at the time of the decedent's death.

Other Important Considerations

..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

..   Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?" Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation statement. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts, the DCA Fixed Rate
    Options, and the AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus asset transfer program will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. At the time of any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

..   If you elect this benefit and in connection with that election, you are required to reallocate to Permitted Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

   . The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 x .2125%).

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

Election of and Designations under the Benefit

For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that is satisfactory to us.

Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit

You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.

Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and
(ii) unless you are participating in an asset allocation program (i.e., Optional Allocation & Rebalancing Program, Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-Account

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.

An integral part of Highest Daily Lifetime 6 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix O (and is set forth below).

Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments (including any associated Credits with respect to XT 6), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.

The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

..   September 1, 2010 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

..   September 2, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 1, 2010.

..   On September 2, 2010 - (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).

..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Unless you are participating in an asset allocation program for which we are providing administrative support, any such transfer will be to your elected Sub-accounts pro-rata based on the Account Value in such Sub-accounts at that time. If there is no Account Value in the Sub-accounts, the transfer will be allocated according to your most recent allocation instructions. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or

b) An amount equal to 5% of your total Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or

..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:

..   The difference between your Account Value and your Protected Withdrawal
    Value;

..   How long you have owned Highest Daily Lifetime 6 Plus;

..   The performance of the Permitted Sub-accounts you have chosen;

..   The performance of the AST Investment Grade Bond Sub-account;

..   The amount allocated to each of the Permitted Sub-accounts you have chosen;

..   The amount allocated to the AST Investment Grade Bond Sub-account;

..   Additional purchase payments, if any, you make to your Annuity; and

..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula that, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Similarly, the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Permitted Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account.

If you make additional purchase payments to your Annuity, they will be allocated according to your allocation instructions. Once they are allocated to your Annuity, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Portfolio, if dictated by the formula.

Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts regardless of whether there is a subsequent Sub-account decline or recovery until it is transferred out of the AST Investment Grade Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

Highest Daily Lifetime/SM/ 6 Plus with Lifetime Income Accelerator

We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 6 Plus with LIA"). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or the Plus 40 life insurance rider or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected and received in good order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein.

Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

   If you elect the Highest Daily Lifetime 6 Plus with LIA, the maximum charge is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 1.20% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $600.00 ($200,000 x .30%)

   If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described below) will not be payable.

If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

   (1) The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

   (2) The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

   i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

   ii. Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

   iii. Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

   iv. Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

   v. Transferring: Moving into or out of a bed, chair or wheelchair.

   vi. Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.

Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

LIA amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

LIA amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

Withdrawals In Excess of the LIA amount. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

Purchase Payments. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional purchase payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2 - 79; and 6% for ages 80 and older) to the purchase payment (including any associated Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each purchase payment (including any associated Credits).

If the Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 6 Plus with LIA terminates, and no additional payments are made. A Death Benefit under Highest Daily Lifetime 6 Plus with LIA is not payable if guarantee payments are being made at the time of the decedent's death.

Annuity Options. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date ("Tenth Anniversary"), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun. A Death Benefit is not payable if annuity payments are being made at the time of the decedent's death.

If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

Death Benefit Component of Highest Daily Lifetime 6 Plus with LIA

The provisions of the Death Benefit Component of Highest Daily Lifetime 6 Plus (see page 11 above for information about the Death Benefit) also apply to Highest Daily Lifetime Plus with LIA. Please note that with respect to Highest Daily Lifetime 6 Plus with LIA, we use the Annual Income Amount for purposes of the Death Benefit Calculations, not the LIA Amount.

G. Spousal Highest Daily Lifetime/SM/ 6 Plus Income Benefit

We add the following to the section entitled "Living Benefits."

Spousal Highest Daily Lifetime/SM/ 6 Plus Income Benefit (SHD6 Plus) Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" in the prospectus for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section in the prospectus.

We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives ("Lifetime Withdrawals") provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit--the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero. In that scenario, no further amount, including the Death Benefit described below, would be payable under Spousal Highest Daily Lifetime 6 Plus.

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules.

Key Feature - Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2) the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1) the Periodic Value described above or,

(2) the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

   (a) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated Credits) made on that day;

   (b) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated Credits) made within one year following the effective date of the benefit; and

   (c) all purchase payments (including any associated Credits) made after one year following the effective date of the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated Credits) and reduced for subsequent Lifetime Withdrawals (see below).

Key Feature - Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Highest Daily Auto Step-Up

An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

..   The Issue Date is December 1, 2008

..   The Spousal Highest Daily Lifetime 6 Plus benefit is elected on
    September 1, 2009

..   The younger designated life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 6 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500--reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).Here is the calculation:

Account Value before Lifetime Withdrawal......................... $ 118,000.00
Less amount of "non" excess withdrawal........................... $   3,500.00
Account Value immediately before excess withdrawal of $1,500..... $ 114,500.00
Excess withdrawal amount......................................... $   1,500.00
Divided by Account Value immediately before excess withdrawal.... $ 114,500.00
Ratio............................................................         1.31%
Annual Income Amount............................................. $   6,000.00
Less ratio of 1.31%.............................................. $      78.60
Annual Income Amount for future Annuity Years.................... $   5,921.40

Example of highest daily auto step-up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                                              Highest Daily Value
                                                                (adjusted with          Adjusted Annual
                                                            withdrawal and purchase Income Amount (5% of the
Date*                                         Account value       payments)**         Highest Daily Value)
-----                                         ------------- ----------------------- ------------------------
November 25, 2009............................  $119,000.00     $      119,000.00           $5,950.00
November 26, 2009............................                   Thanksgiving Day
November 27, 2009............................  $113,000.00     $      113,986.95           $5,699.35
November 30, 2009............................  $113,000.00     $      113,986.95           $5,699.35
December 01, 2009............................  $119,000.00     $      119,000.00           $5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

..   The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

..   This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

..   The adjusted Annual Income Amount is carried forward to the next Valuation
    Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish our initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date, described above, and the Death Benefit (described below), by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction) This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

..   The Issue Date is December 1, 2008

..   The Spousal Highest Daily Lifetime 6 Plus benefit is elected on
    September 1, 2009

..   The Account Value at benefit election was $105,000

..   The younger designated life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 6 Plus benefit

..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 6 Plus benefit

On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal Amount divided by..................................... $ 15,000
Account Value before withdrawal.................................. $120,000
Equals ratio.....................................................     12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value....................................... $109,375
10th benefit year Minimum Periodic Value......................... $183,750
20th benefit year Minimum Periodic Value......................... $367,500

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as withdrawals of Excess Income under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

Note that under the Worker, Retiree and Employer Recovery Act of 2008, required minimum distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose. In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

Example - Required Minimum Distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
$4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus

If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:

   .   the basic death benefit under the Annuity; and

   . the amount of any optional death benefit you may have elected and remains in effect; and

   . a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the death benefit, we will not recapture the amount of any Credit applied to an XT 6 Annuity granted within 12 months prior to death.

Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.

Please note that the Death Benefit under Spousal Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death.

Benefits Under Spousal Highest Daily Lifetime 6 Plus

   . To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death Benefit will not be payable.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity.
       The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

Please note that the Death Benefit (described above) is not payable if annuity payments are being made at the time of the decedent's death.

Other Important Considerations

..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

..   Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation statement. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus asset transfer program will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. At the time of any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

..   If you elect this benefit and in connection with that election, you are required to reallocate to Permitted Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

   The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal

   Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 x .2375%)

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:
(a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage.

Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elected based on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the death benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
(vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options) , and (ii) unless you are participating in an asset allocation program (i.e., Optional Allocation & Rebalancing Program, Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

How Spousal Highest Daily Lifetime 6 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account. See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

H. We add the following as new Appendix O:

   APPENDIX O - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT

(including Highest Daily Lifetime 6 Plus with LIA)

  TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments (including the amount of any associated Credits) and adjusted proportionately for Excess Income* and
       (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments (including the amount of any associated Credits) and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

* Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                              Daily Calculations

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\+ V\\F\\) is equal to zero, no calculation is necessary.

   L = 0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

   Target Ratio r = (L - B) / (V\\V\\ + V\\F\\).

   . If on the third consecutive Valuation Day r > Cu and r (less or =) Cu\\s\\ or if on any day r > Cu\\s\\, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

   . If r < C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T   =   Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B))- B),               Money is transferred from the Permitted Sub-accounts and
        [L -B - (V\\V\\ + V\\F\\) * C\\t\\]/(1 - C\\t\\))              DCA Fixed Rate Options to the AST Investment Grade Bond
                                                                       Sub-account
T   =   {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\]/(1 - C\\t\\))}  Money is transferred from the AST Investment Grade Bond
                                                                       Sub-account to the Permitted Sub-accounts

MONTHLY CALCULATION

On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

If, after the daily Transfer Calculation is performed,

{Min (B, .05 * (V\\V\\ + V\\F\\ + B))} < (C\\u\\ * (V\\V\\ + V\\F\\) - L + B) / (1 - C\\u\\), then

T\\M\\  =   {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}  Money is transferred from the AST Investment Grade Bond
                                                    Sub-account to the Permitted Sub-accounts.

                    "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
Years    1      2     3     4     5     6     7     8     9    10    11    12
-----  ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
 1     15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
 2     14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
 3     14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
 4     14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
 5     13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
 6     13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
 7     12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30

       Months
Years    1      2     3     4     5     6     7     8     9    10    11     12
-----  ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
 8     12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
 9     11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10    11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11    10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12    10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13    10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14     9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15     9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16     8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17     8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18     8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19     7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20     7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21     6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22     6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23     6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24     5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25     5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26     5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27     4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28     4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29     4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30     4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

*  The values set forth in this table are applied to all ages.

** In all subsequent years and months thereafter, the annuity factor is 4.06

I. OTHER INFORMATION:

    1. In the section entitled "When Do You Process And Value Transactions?" we make two changes:

    a. We replace the paragraph referring to Citigroup Global Markets Inc. and Merrill Lynch with the following:

We have arrangements with certain selling firms, under which receipt by the firm in good order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in good order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated or modified in certain circumstances.

    b. We replace the sub-section entitled "Unscheduled Transactions" with the following:

Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our office and have all of the required information in good order. With respect to certain written requests to withdraw Account Value, we will seek to verify the requesting Owner's signature. Specifically, we will perform a signature verification for (a) any withdrawal exceeding a certain dollar amount (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner and (c) any withdrawal request that, in our sole discretion, warrants further inquiry. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. We also reserve the right to modify our procedures for signature verification. We will price a withdrawal request on the Valuation Day on which we complete any such signature verification.

    2. In the prospectus section entitled "Who Distributes Annuities Offered By Prudential Annuities?", and the Statement of Additional Information section entitled "Payments Made To Promote Sale Of Our Products", to reflect a name change, we replace the reference to Wachovia Securities, LLC with Wells Fargo Advisors, LLC.

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(b) EXHIBITS

(4)(ad) Highest Daily Lifetime 6 Plus Rider (RID-HD6 - 08/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

(4)(ae) Highest Daily Lifetime 6 Plus Schedule (SCH-HD6 - 08/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

(4)(af) Highest Daily Lifetime 6 Plus W/LIA Benefit Rider (RID-HD6-LIA-8/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

(4)(ag) Highest Daily Lifetime 6 Plus W/LIA Benefit Schedule
        (SCH-HD6-LIA-8/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

(10)    Consent of Auditor*
--------
* To be filed in subsequent Post-Effective Amendment under Rule 485(b)

                                  SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, on this 1st day of June, 2009.

      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                                  Registrant

              By: Prudential Annuities Life Assurance Corporation

/s/ C. Christopher Sprague
--------------------------
C. Christopher Sprague,
Vice President, Corporate
Counsel

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   Depositor

/s/ C. Christopher Sprague
--------------------------
C. Christopher Sprague,
Vice President, Corporate
Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                                Title                           Date
---------           -----------------------------------------------  -------------
                             (Principal Executive Officer)

Stephen Pelletier*       Chief Executive Officer and President       June 1, 2009
-------------------
Stephen Pelletier
                           (Principal Financial Officer and
                             Principal Accounting Officer)

Kenneth Y. Tanji*    Executive Vice President and Chief Financial
-------------------                     Officer
Kenneth Y. Tanji

                                 (Board of Directors)
James Avery*
-------------------
James Avery

Stephen Pelletier*
-------------------
Stephen Pelletier

Kenneth Y. Tanji*
-------------------
Kenneth Y. Tanji

Helen Galt*
-------------------
Helen Galt

Bernard J. Jacob*
-------------------
Bernard J. Jacob

By:  /s/ C. Christopher Sprague
     --------------------------
     C. Christopher Sprague

* Executed by C. Christopher Sprague on behalf of those indicated pursuant to Power of Attorney